United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2021

Date of Report (Date of earliest event reported)

Gaming & Hospitality Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39987	84-5014306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3755 Breakthrough Way #300, Las Vegas, Nevada		89135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 211-8626

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant to purchase one share of Class A common stock	GHACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GHAC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment	GHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2021, Gaming & Hospitality Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”), including 2,500,000 Units sold pursuant to the full exercise of the Underwriter’s (as defined below) option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) and one-third of one redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252182) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 15, 2021 (as amended, the “Registration Statement”):

•

an Underwriting Agreement, dated February 2, 2021, between the Company and Deutsche Bank Securities Inc. (the “Underwriter”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a Warrant Agreement, dated February 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Letter Agreement, dated February 2, 2021, by and among the Company, its officers, directors, and Affinity Gaming Holdings, L.L.C. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated February 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration Rights Agreement, dated February 2, 2021, among the Company, the Sponsor and certain securityholders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	a Private Unit Subscription Agreement, dated February 2, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

•

Indemnity Agreements, each dated as of February 2, 2021, by and between the Company and each of the officers and directors of the Company. Each Indemnity Agreement is consistent with the form of Indemnity Agreement that was previously filed with the Registration Statement and is incorporated herein by reference as Exhibit 10.5 hereto; and

•

an Administrative Support Agreement, dated February 2, 2021, by and between the Company and Affinity Gaming, a Nevada corporation and an affiliate of the Sponsor (“Affinity Gaming”), a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement (the “Private Placement”) with the Sponsor of an aggregate of 777,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating gross proceeds to the Company of $7,775,000.

The Private Units are identical to the Units sold in the IPO, except that the underlying private warrants included in the Private Units (i) will not be redeemable by the Company (except as set forth in the Registration Statement under “Description of Securities—Warrants—Redemption of Warrants When the Price Per Share of Our

Class A Common Stock Equals or Exceeds $10.00”), (ii) may not, subject to certain limited exceptions as described in the Registration Statement, be transferred, assigned or sold by our sponsor until 30 days after the completion of the Company’s initial business combination (including the Class A Common Stock issuable upon the exercise of such private warrants) and (iii) may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees.    The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, in connection with the IPO, Mary Elizabeth Higgins, Daniel A. Cassella, Richard Glynn, Jan Jones Blackhurst, Thomas A. Lettero and Daniel H. Scott (collectively with James J. Zenni, Jr., the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective February 2, 2021, each of Mr. Cassella, Mr. Scott and Mr. Lettero was also appointed to the audit committee of the Board, with Mr. Cassella serving as chair, each of Mr. Scott, Ms. Jones Blackhurst and Mr. Cassella was appointed to the compensation committee of the Board, with Mr. Scott serving as chair, and each of Ms. Jones Blackhurst, Mr. Lettero and Mr. Glynn was appointed to the nominating and corporate governance committee of the Board, with Ms. Jones Blackhurst serving as chair.

Concurrently with the consummation of the IPO, the Company paid a one-time cash bonus of $75,000 and the Sponsor transferred 7,500 shares of the Company’s Class B common stock to each of Mr. Cassella, Mr. Glynn, Ms. Jones Blackhurst, Mr. Lettero and Mr. Scott. The Company will reimburse the Sponsor, the Company’s officers and directors or any of their respective affiliates for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2021, in connection with the IPO, the Company amended and restated its bylaws. On February 2, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation are attached as Exhibits 3.2 and 3.1 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

As of February 5, 2021, a total of $200,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established with Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of February 5, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 2, 2021, by and between the Company and Deutsche Bank Securities Inc.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Warrant Agreement, dated February 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 2, 2021, by and among the Company, its officers, directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 2, 2021, by and among the Company, the Sponsor and certain securityholders of the Company.

10.4	Private Unit Subscription Agreement, dated February 2, 2021, by and between the Company and the Sponsor.

10.5	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 to the Registration Statement (Amendment No. 1 thereto filed with the Commission on January 29, 2021)).

10.6	Administrative Support Agreement, dated February 2, 2021, by and between the Company and Affinity Gaming.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2021

GAMING & HOSPITALITY ACQUISITION CORP.

By:	/s/ Mary Elizabeth Higgins
Title: Chief Executive Officer

5